Premier Limited Term Municipal Fund
______________________________________-
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Limited Term Municipal Fund. For its semi-annual reporting period ended December 31, 1995, your Fund produced total returns of 5.54%, 5.27%, 5.28% and 5.67% for Class A, Class B, Class C and Class R shares, respectively.* During this 6-month period, the Fund paid the following income dividends, which were exempt from Federal income taxes:** approximately $.278 per share for Class A shares, producing an annualized distribution rate per share of 4.39%; approximately $.247 per share for Class B shares, producing an annualized distribution rate per share of 4.02%; approximately $.248 per share for Class C shares, producing an annualized distribution rate per share of 4.04%; and approximately $.293 per share for Class R shares, producing an annualized distribution rate per share of 4.77%.***

The Economy
    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other; all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November _ the increase in the Consumer Price Index was flat for the first time in 4-1/2 years _ and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession.

Market Environment/Portfolio Activity

    The rally in the bond market extended through the fourth quarter of 1995, resulting in some of the best returns in recent years. The yield on the benchmark 30-year Treasury fell below 6%, a decline of over 175 basis points for the full year. Demand for tax-exempt securities slowed during the fourth quarter, due to concerns about the ramifications of potential tax reform legislation. Consequently, municipal bonds underperformed taxable fixed-income securities during the last six months of 1995.

    The Fund's portfolio continued to emphasize premium coupon, high quality issues during the period. The weighted average maturity of the Fund's portfolio was extended slightly over the reporting period in seeking to take advantage of the declining interest rate environment. The average maturity of the Fund's portfolio was 8.54 years on December 31, 1995, slightly higher than its 8.07 year average maturity on June 30, 1995 at the beginning of the reporting period.

    Economic growth has allowed states to improve their financial condition over the past few years which has benefited the credit quality of general obligation bonds. The outcome of budget discussions in Washington will have important implications for municipal finance, particularly regarding the proposed changes in Medicare and Medicaid.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                         Very truly yours,



  [John Flahive signature logo]
                                         John Flahive
                                         Portfolio Manager

January 15, 1996
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.

 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares.

Premier Limited Term Municipal Fund
______________________________________-
Statement of Investments                        December 31, 1995 (Unaudited)

                                                                                              Principal
Long Term Municipal Investments_97.7%                                                         Amount        Value
______________________________________                                                        _____        _____-
Alabama_1.4%
University of Alabama, University Revenue, Refunding (Student Housing -
  Huntsville):
    5%, 6/1/2009 (Insured; MBIA)............................................                $  275,000     $   272,997
    5%, 6/1/2010 (Insured; MBIA)............................................                   285,000         281,386

Alaska_3.1%
Anchorage, Port and Term Facilities Revenue, Refunding
    6%, 2/1/2003 (Insured; MBIA)............................................                 1,110,000       1,208,291

Arizona_5.3%
Maricopa County Unified School District Number 69 (Paradise Valley)
    6.35%, 7/1/2010 (Insured; MBIA).........................................                   550,000         626,868
Phoenix, Refunding 6.25%, 7/1/2016..........................................                 1,250,000       1,442,825

Arkansas_1.7%
Little Rock Hotel and Restauraunt Gross Receipts Tax, Refunding (Little Rock
    Convention Center) 7.625%, 1/1/2005 (Insured; FGIC) (Prerefunded 1/1/1996) (a)             100,000         103,021
North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA).                   500,000         542,170

California_2.7%
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    8%, 7/1/1997 (Insured; AMBAC)...........................................                 1,000,000       1,060,210

Colorado_5.3%
Arapahoe County School District Number 005, Refunding (Cherry Creek)
    5.25%, 12/15/2002.......................................................                 1,200,000       1,263,876
Platte River Power Authority, Power Revenue, Refunding 5.625%, 6/1/2003.....                   750,000         800,520

Connecticut_4.3%
Connecticut 5.95%, 11/15/2000...............................................                 1,000,000       1,078,460
Stamford 6.60%, 1/15/2007...................................................                   500,000         578,585

Florida_.3%
Dade County, Public Improvement 7.125%, 10/1/2016...........................                   100,000         103,986

Georgia_1.5%
Fulton De Kalb Hospital Authority, HR
    7.25%, 1/1/2020 (Insured; AMBAC) (Prerefunded 1/1/2000) (a).............                   500,000         565,145

Illinois_9.2%
Chicago, Refunding 7.25%, 1/1/2010 (Insured; MBIA)..........................                   100,000         103,769
Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)
    7.25%, 12/1/2012........................................................                 1,000,000       1,246,290
Chicago School Finance Authority, Refunding
    7.75%, 6/1/2009 (Insured; MBIA) (Prerefunded 6/1/1996) (a)..............                   300,000         311,229
Illinois, Sales Tax Revenue, Refunding 6.75%, 6/15/2006
    (Prerefunded 6/15/1997) (a).............................................                 1,000,000       1,061,630
Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)...........                   390,000         505,791
Sangamon County School District Number 186 (Springfield)
    7.70%, 6/1/2001 (Insured; MBIA).........................................                   300,000         347,439

Premier Limited Term Municipal Fund
_______________________________________
Statement of Investments (continued)             December 31, 1995 (Unaudited)


                                                                                              Principal
Long Term Municipal Investments (continued)                                                    Amount        Value
______________________________________                                                         _____        _____-
Indiana_.1%
Indiana Transportation Finance Authority, Highway Revenue
    7.875%, 12/1/2011 (Prerefunded 12/1/1998) (a)...........................                $   50,000     $    56,182

Kentucky_3.0%
Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding
    (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)..............                 1,000,000       1,148,480

Massachusetts_4.1%
Massachusetts Bay Transportation Authority, Refunding
    (General Transportation System) 5.30%, 3/1/2004.........................                   750,000         782,003
Worcester, Refunding (Municipal Purpose)
    6.25%, 7/1/2009 (Insured; MBIA).........................................                   720,000         807,235

Michigan_4.8%
Berkley City School District (Qualified School Board Loan Fund)
    7%, 1/1/2009 (Insured; FGIC)............................................                 1,030,000       1,232,364
Comstock Park Public Schools 6%, 5/15/2016 (Prerefunded 5/1/1999) (a).......                    50,000          53,986
Saint John's Public Schools (Qualified School Board Loan Fund)
    6.50%, 5/1/2006 (Insured; FGIC).........................................                   525,000         601,414

New Jersey_1.4%
Cumberland County Improvement Authority, SWDR
    6%, 1/1/2001 (Insured; FGIC)............................................                   500,000         533,035

New Mexico_.3%
Farmington, Utility System Revenue
    9.75%, 5/15/2013 (Insured; FGIC) (Prerefunded 5/15/1996) (a)............                   100,000         104,286

New York_9.2%
Municipal Assistance Corporation for City of New York, Refunding
    5%, 7/1/2003 (Insured; AMBAC)...........................................                 1,525,000       1,573,602
New York State, Refunding 6.25%, 8/15/2004..................................                 1,000,000       1,111,460
New York State Dormitory Authority, Revenues (State University Educational)
    7.125%, 5/15/2009 (Insured; FGIC).......................................                   200,000         220,540
New York State Environmental Facilities Corporation, PCR
    (State Water Revolving Fund) 7.50%, 6/15/2012...........................                   500,000         559,360
Triborough Bridge and Tunnel Authority, General Purpose Revenue
    7%, 11/1/2011 (Prerefunded 1/1/1999) (a)................................                   100,000         109,898

North Carolina_3.9%
North Carolina Eastern Municipal Power Agency,
  Power System Revenue, Refunding:
    7.50%, 1/1/2015 (Prerefunded 1/1/1997) (a)..............................                 1,420,000       1,504,305
    8%, 1/1/2021 (Prerefunded 1/1/1998) (a).................................                     5,000           5,489

Ohio_3.9%
Columbus  5.25%, 9/15/2005..................................................                   575,000         604,659
Cuyahoga County, HR, Refunding (Mount Sinai Medical Center)
    8.125%, 11/15/2014......................................................                   250,000         268,535
Gahanna - Jefferson City School District, Refunding
    5.10%, 12/1/2001 (Insured; AMBAC).......................................                   625,000         649,719

Premier Limited Term Municipal Fund
_______________________________________
Statement of Investments (continued)             December 31, 1995 (Unaudited)

                                                                                              Principal
Long Term Municipal Investments (continued)                                                    Amount        Value
______________________________________                                                         _____         _____-
Oregon_2.1%
Oregon Department of General Services, COP 6.60%, 9/1/1998
    (Insured; AMBAC)........................................................                $  500,000     $   531,755
Tri County Metropolitan Transportation District (Light Rail Extension)
    5.60%, 7/1/2003.........................................................                   250,000         268,475

Pennsylvania_5.8%
Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
    (City of Philadelphia Funding Program) 6.80%, 6/15/2022
    (Prerefunded 6/15/2002) (a).............................................                 1,000,000       1,137,290
Somerset County General Authority, Commonwealth Lease Revenue
    6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)..........                 1,000,000       1,125,130

Tennessee_4.4%
Rutherford County, Capital Outlay Notes 6.50%, 5/1/2006.....................                 1,500,000       1,719,645

Texas_8.2%
Austin, Utility System Revenue
    8%, 11/15/2016 (Prerefunded 5/15/2001) (a)..............................                   200,000         235,810
Bridgeport Independant School District (Permanent School Fund Guaranteed)
    6%, 8/15/2001...........................................................                   200,000         216,460
Fort Bend Independant School District, Refunding
    (Permanent School Fund Guaranteed) 6.60%, 2/15/2004.....................                   875,000         995,356
Lewisville Independant School District (Building Bonds)
    (Permanent School Fund Guaranteed):
      7.50%, 8/15/2006......................................................                   650,000         792,227
      7.50%, 8/15/2007......................................................                   600,000         735,486
Lower Colorado River Authority, Priority Revenue, Refunding
    9.50%, 1/1/2013 (Prerefunded 1/1/1996) (a)..............................                   100,000         102,032
San Antonio Independant School District, Refunding
    8.25%, 6/15/2001 (Prerefunded 6/15/1996) (a)............................                   100,000         102,164

Virginia_2.8%
Virginia Transportation Board, Transportation Contract Revenue, Refunding
    (Route 28 Project) 6%, 4/1/2005.........................................                 1,000,000       1,086,610

Washington_6.1%
Grant County Public Utility District Number 002, Electric Revenue
    7.20%, 1/1/2007 (Prerefunded 7/1/1996) (a)..............................                   100,000         101,828
Snohomish County Public Utility District Number 001, Electric Revenue,
  Refunding
    8%, 1/1/2015 (Prerefunded 1/1/1997) (a).................................                 1,055,000       1,122,151
Washington Public Power Supply System, Revenue, Refunding
    (Nuclear Project Number 1) 7%, 7/1/2008.................................                 1,000,000       1,151,020

U.S. Related_2.8%
Puerto Rico Electric Power Authority, Power Revenue, Refunding
    6%, 7/1/2004 (Insured; FSA).............................................                 1,000,000       1,103,920
                                                                                                                _____-
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $36,004,771)......................................................                               $37,958,399
                                                                                                                ======

Premier Limited Term Municipal Fund
_______________________________________
Statement of Investments (continued)             December 31, 1995 (Unaudited)


                                                                                              Principal
Short Term Municipal Investments_2.3%                                                         Amount        Value
______________________________________                                                        _____         _____-
California_1.0%
California Health Facilities Financing Authority, Revenue, Refunding, VRDN
    (Memorial Health Services) 4.90% (b)....................................                $  400,000     $   400,000

Colorado_.8%
Lakewood, IDR, VRDN (Service Merchandise Co. Project)
    4% (LOC; Canadian Imperial Bank of Commerce Trust Co.) (b,c)............                   300,000         300,000

Massachusetts_.5%
Massachusets 5.90% (LOC; ABN Amro Bank of N.V.) (b,c).......................                   100,000         100,000
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Massachusetts Institute of Technology) 4.55% (b).......................                   100,000         100,000
                                                                                                                _____-
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $ 900,000)........................................................                               $   900,000
                                                                                                                _____-
TOTAL INVESTMENTS_100.0%
    (cost $ 36,904,771).....................................................                               $38,858,399
                                                                                                                ======


Summary of Abbreviations
_______________________________________

AMBAC          American Municipal Bond Assurance Corporation         LOC         Letter of Credit
COP            Certificate of Participation                          MBIA        Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                Insurance Corporation
FSA            Financial Security Assurance                          PCR         Pollution Control Revenue
HR             Hospital Revenue                                      SWDR        Solid Waste Disposal Revenue
IDR            Industrial Development Revenue                        VRDN        Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
_______________________________________

Fitch (d)            or            Moody's            or          Standard & Poor's           Percentage of Value
____-                              ____                           ________-                   _________-
AAA                                Aaa                            AAA                                58.3%
AA                                 Aa                             AA                                 29.2%
A                                  A                              A                                  10.1%
F1                                 MIG1/P1                        SP1/A1                              2.3%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                        .1%
                                                                                                       ___
                                                                                                    100.0%
                                                                                                       ===


Notes to Statement of Investments:
_______________________________________
(a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Secured by letters of credit.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                    See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Statement of Assets and Liabilities              December 31, 1995 (Unaudited)

ASSETS:
    Investments in securities, at value (cost $36,904,771)_see Statement
      of Investments.........................................................                                $38,858,399
    Interest receivable......................................................                                    736,712
                                                                                                                  _____-
                                                                                                              39,595,111
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)................................                   $32,312
    Due to Distributor_Note 2(b)............................................                     4,409
    Cash overdraft due to Custodian..........................................                     2,666
    Payable for shares of Beneficial Interest redeemed.......................                       207
    Trustees' fees payable_Note 2(c)........................................                       1,949          41,543
                                                                                                    ___-          _____-
NET ASSETS...................................................................                                $39,553,568
                                                                                                                 ======
REPRESENTEDBY:
    Paid-in capital..........................................................                                $37,726,401
    Accumulated distributions in excess of investment income_net............                                    (23,994)
Accumulated net realized (loss) on investments...............................                                   (102,467)
    Accumulated gross unrealized appreciation on investments ................                                  1,953,628
                                                                                                                  _____-
NET ASSETS at value..........................................................                                $39,553,568
                                                                                                                  ======
NET ASSET VALUE, per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest
      ($19,494,259 / 1,599,358 shares of Beneficial Interest outstanding)....                                     $12.19
                                                                                                                     ===
    Class B Shares
      unlimited number of shares of Beneficial Interest
      ($386,687 / 31,722 shares of Beneficial Interest outstanding)..........                                     $12.19
                                                                                                                     ===
    Class C Shares
      unlimited number of shares of Beneficial Interest
      ($102,364 / 8,396 shares of Beneficial Interest outstanding)...........                                     $12.19
                                                                                                                     ===
    Class R Shares
      unlimited number of shares of Beneficial Interest
      ($19,570,258 / 1,605,622 shares of Beneficial Interest outstanding)....                                     $12.19
                                                                                                                     ===


                    See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Statement of Operations        six months ended December  31, 1995 (Unaudited)

INVESTMENT INCOME:
    Interest Income.........................................................                                 $1,045,744

    Expenses:
      Investment management fee_Note 2(a)...................................                   $95,534
      Trustee's fees and expenses_Note 2(c).................................                     1,950
      Distribution fee_Note 2(b)............................................                    25,735
      Service fee_Note 2(b).................................................                       440
                                                                                                  ___-
          Total Expenses....................................................                                    123,659
                                                                                                                  _____
          INVESTMENT INCOME_NET ............................................                                   922,085
                                                                                                                 _____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS_Note 3:
    Net realized gain on investments........................................                    $85,619
    Net realized (loss) on financial futures................................                    (22,075)
                                                                                                   ___-
      Net Realized Gain.....................................................                                     63,544
    Net unrealized appreciation on investments..............................                                  1,132,296
                                                                                                                  _____
          NET REALIZED ANDUNREALIZED GAIN ON INVESTMENTS....................                                  1,195,840
                                                                                                                  _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................                          $2,117,925
                                                                                                                  =====


                         See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Statement of Changes in Net Assets

                                                                                     Six Months Ended     Year Ended
                                                                                    December 31, 1995    June 30, 1995
                                                                                       (Unaudited)           1995*
                                                                                        ________-            ______-
OPERATIONS:
    Investment income_net...............................................              $   922,085        $ 1,717,471
    Net realized gain (loss) on investments..............................                   63,544           (166,012)
    Net unrealized appreciation on investments for the period............                1,132,296            737,035
                                                                                            _____-             _____-
        Net Increase In Net Assets Resulting From Operations.............                2,117,925          2,288,494
                                                                                            _____-             _____-
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A Shares.....................................................                 (459,304)        (1,028,941)
      Class B Shares.....................................................                   (5,251)            (1,466)
      Class C Shares.....................................................                   (1,941)              (402)
      Class R Shares.....................................................                 (455,589)          (686,662)
    Net realized gain on investments:
      Class A Shares.....................................................                    _               (50,842)
      Class R Shares.....................................................                    _               (31,702)
                                                                                            _____-             _____-
        Total Dividends..................................................                 (922,085)        (1,800,015)
                                                                                            _____-             _____-
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                  814,002          5,989,210
      Class B Shares.....................................................                  289,785             81,474
      Class C Shares.....................................................                   15,000             84,008
      Class R Shares.....................................................                3,731,934          7,987,960
    Dividends reinvested:
      Class A Shares.....................................................                  377,792            929,728
      Class B Shares.....................................................                    3,657                161
      Class C Shares.....................................................                      357                 64
      Class R Shares.....................................................                  105,686            161,104
    Cost of shares redeemed:
      Class A Shares.....................................................               (3,679,105)        (9,531,849)
      Class B Shares.....................................................                    _                   (10)
      Class C Shares.....................................................                    _                 _
      Class R Shares.....................................................               (1,571,549)        (4,215,852)
                                                                                            _____-             _____-
        Increase in Net Assets From Capital Stock Transactions...........                   87,559          1,485,998
                                                                                            _____-             _____-
          Total Increase In Net Assets...................................                1,283,399          1,974,477

NET ASSETS:
    Beginning of period..................................................                38,270,169        36,295,692
                                                                                            _____-             _____-
    End of period [including accumulated distributons in excess of investment

      income-net; ($23,994) in 1995].....................................              $39,553,568        $38,270,169
                                                                                            ======             ======


                       See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Statement of Changes in Net Assets (continued)

                                                                                  Shares
                                                     __________________________________________________________________
                                                                 Class A                          Class B
                                                     _______________-_______________-   _______________________________-
                                                     Six Months Ended     Year Ended   Six Months Ended    Period Ended
                                                     December 31, 1995      June 30,   December 31, 1995      June 30,
                                                        (Unaudited)         1995(1)       (Unaudited)         1995(2)
                                                         ________-           _____         ________-           ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold..............................               67,700          517,296          24,262            7,145
    Shares issued for dividends reinvested...               31,405           80,218             303               13
    Shares redeemed..........................             (308,353)        (823,489)           _                 (1)
                                                              ____             ____            ____            ____
      Net Increase (Decrease) In
        Shares Outstanding...................             (209,248)        (225,975)         24,565            7,157
                                                              ====             ====            ====            ====

                                                                                  Shares
                                                     __________________________________________________________________
                                                                 Class C                          Class R
                                                     _______________-_______________-   _______________________________-
                                                     Six Months Ended     Year Ended   Six Months Ended    Period Ended
                                                     December 31, 1995      June 30,   December 31, 1995      June 30,
                                                        (Unaudited)         1995(2)       (Unaudited)         1995(1)
                                                         ________-          _____         ________-            ______
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold..............................                1,245            7,116         312,316          689,685
    Shares issued for dividends reinvested...                   30                5           8,786           13,891
    Shares redeemed..........................                 _               _          (130,899)        (367,505)
                                                              ____             ____            ____             ____
      Net Increase (Decrease) In
        Shares Outstanding...................                1,275            7,121         190,203          336,071
                                                              ====             ====            ====             ====

________
(1) On October 17, 1994, the Investor and Trust shares were redesignated ClassA and Class R shares, respectively.
(2) The Fund commenced selling Class B and Class Cshares on December 28,
    1994.

                        See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Financial Highlights

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                           Class A Shares                                 Class B Shares
                               ____________________________________________________________________   ______________________
                                Six Months                                                             Six Months
                                  Ended                                                                  Ended        Period
                               December 31,                    Year Ended June 30,                    December 31,     Ended
                                    1995    ______________________________________________________-       1995        June 30,
PER SHARE DATA:                 (Unaudited) 1995(1)(2)  1994(1)(2)    1993(2)      1992        1991    (Unaudited)    1995(3)
                                   _____     ____-         ____-       ___          ___         ___       _____         ___
   Net asset value, beginning
     of period................    $11.82      $11.66      $12.61      $12.21      $11.58      $11.44      $11.82      $11.32
                                     ___         ___         ___         ___         ___         ___        ___         ___
   Investment Operations:
   Investment income_net.....       .28         .53         .54(4)      .60(4)      .70(4)       74(4)      .25         .24
   Net realized and unrealized
     gain on investments......       .37         .19        (.41)        .68         .65         .14         .37         .50
                                     ___         ___         ___         ___         ___         ___        ___         ___
     Total from Investment
         Operations...........       .65         .72         .13        1.28        1.35         .88         .62         .74
                                     ___         ___         ___         ___         ___         ___        ___         ___
   Distributions:
   Dividends from investment
     income-net...............      (.28)       (.53)       (.54)       (.60)       (.70)       (.74)       (.25)       (.24)
   Dividends from net realized
     gain on investments......       _         (.03)       (.54)       (.28)       (.02)        _          _          _
                                     ___         ___         ___         ___         ___         ___        ___         ___
     Total Distributions......      (.28)       (.56)      (1.08)       (.88)       (.72)       (.74)       (.25)       (.24)
                                     ___         ___         ___         ___         ___         ___        ___         ___

   Net asset value, end of
     period ..................    $12.19      $11.82      $11.66      $12.61      $12.21      $11.58      $12.19      $11.82
                                     ===         ===         ===         ===         ===         ===        ===         ===

TOTAL INVESTMENT RETURN(5)....     10.99%(6)    6.37%        .96%      10.95%      11.94%       7.97%      10.45%(6)    6.59%(7)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
     net assets...............       .75%(6)     .75%        .76%(8)    1.03%(8)     .97%(8)     .81%(8)    1.25%(6)    1.25%(6)
   Ratio of net investment income
     to average net assets....      4.62%(6)    4.59%       4.43%       4.91%       5.82%       6.43%       4.08%(6)    4.09%(6)
   Portfolio Turnover Rate....     19.02%(7)   61.00%      57.00%     103.00%      30.00%      54.00%      19.02%(7)   61.00%(7)
   Net Assets, end of period
     (000's Omitted)..........   $19,494     $21,375     $23,715     $18,251     $26,192     $18,042        $387         $85

___________-
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor Shares. Effective October 17, 1994, the Investor Shares were redesignated Class A Shares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor) Share outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail Shares outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail Share outstanding.

(3) The Fund commenced selling Class B shares on December 28, 1994.

(4) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1992 and 1991 were $.49, $.59,
    $.68 and $.68, respectively.

(5) Exclusive of sales load.

(6) Annualized.

(7) Not annualized.

(8) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1992 and 1991 were 1.09%, 1.11%, 1.12%, and 1.31%, respectively.

                   See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
Financial Highlights (continued)

    Contained below is per share performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                     Class C Shares                        Class R Shares
                                _____________________    ______________________________________________--
                                 Six Months                Six Months
                                   Ended        Period       Ended        Year         Year        Period
                                December 31,    Ended     December 31,    Ended        Ended        Ended
                                    1995       June 30,       1995       June 30,     June 30,     June 30,
PER SHARE DATA:                 (Unaudited)     1995(1)   (Unaudited)   1995(2)(3)   1994(2)(3)    1993(3)
                                   ___           ___          ___          ___          ___          ___
   Net asset value, beginning
     of period...............      $11.82       $11.32       $11.82       $11.66       $12.61       $12.21
                                      ___          ___          ___          ___          ___          ___
   Investment Operations:
   Investment income_net.....        .25          .24          .29          .56          .58(4)       .25(4)
   Net realized and unrealized
     gain on investments.....         .37          .50          .37          .19         (.43)         .40
                                      ___          ___          ___          ___          ___          ___
     Total from Investment
         Operations..........         .62          .74          .66          .75          .15          .65
                                      ___          ___          ___          ___          ___          ___
   Distributions:
   Dividends from investment
     income-net..............        (.25)        (.24)        (.29)        (.56)        (.56)        (.25)
   Dividends from net realized
     gain on investments.....         _           _           _          (.03)        (.54)         _
                                      ___          ___          ___          ___          ___          ___
     Total Distributions.....        (.25)        (.24)        (.29)        (.59)       (1.10)        (.25)
                                      ___          ___          ___          ___          ___          ___
   Net asset value, end of
     period .................      $12.19       $11.82       $12.19       $11.82       $11.66       $12.61
                                      ===          ===          ===          ===          ===          ===

TOTAL INVESTMENT RETURN(5).....     10.47%(6)     6.59%(7)    11.25%(6)     6.64%        1.08%        5.36%(7)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
     net assets...............       1.25%(6)     1.25%(6)      .50%(6)      .50%         .50%(8)      .68%(6)(8)
   Ratio of net investment income
     to average net assets....       4.10%(6)     4.09%(6)     4.86%(6)     4.84%        4.69%        4.82%(6)
   Portfolio Turnover Rate....      19.02%(7)    61.00%(7)    19.02%(7)    61.00%       57.00%      103.00%(7)
   Net Assets, end of period
     (000's Omitted)..........       $102          $85      $19,570      $16,727      $12,581       $8,974

_________-
(1) The Fund commenced selling Class C shares on December 28, 1994.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was redesignated the Trust shares. Effective October 17, 1994 Trust Shares were redesignated Class R Shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from
    April 4 1994 to October 16, 1994.

(4) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.

(5) Exclusive of sales load.

(6) Annualized.

(7) Not annualized.

(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .83% and .93%, respectively.

                      See notes to financial statements.

Premier Limited Term Municipal Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS

NOTE 1_Significant Accounting Policies:

        The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term Municipal Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

        The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

        Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

        (a) Portfolio Valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

        (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments,

Premier Limited Term Municipal Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)


is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

        (c) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposures to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1995, there were no financial futures contracts outstanding.

        (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

        (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

        The Fund has an unused capital loss carryover of approximately $80,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through June 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2_Investment Management Fee and Other Transactions with Affiliates:

        (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).

        (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to

Premier Limited Term Municipal Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)


compensate the Distributor and Dreyfus Service
Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the six months ended December 31, 1995, the service fee for Class B and Class C shares was $322 and $118, respectively. For the six months ended December 31, 1995, the distribution fee for Class A, Class B and Class C shares was $24,854, $644 and $237, respectively.

        Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

        (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3_Securities Transactions:

        The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the six months ended December 31, 1995, amounted to $7,041,786 and $7,592,116, respectively.

        At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Premier Limited Term
Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                      PLTSA9512
[Dreyfus logo]

      Semi-Annual Report

     __________
     Premier Limited Term
        Municipal Fund
     __________


      December 31, 1995

        [Lion Logo]